UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934

August 6, 2018
Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
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(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS	75240
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(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227
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(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Richard W. Douglas resigned from the Company’s board of directors, effective August 6, 2018 for personal reasons. Mr. Douglas was a member of the Human Resources, Nominating and Corporate Governance and Work Session/Annual Meeting Committees of the Board. In his letter of resignation, filed herewith as Exhibit 99.1, Mr. Douglas explained that he had no disagreement with the board of directors or management relating to the company’s operations, policies or practices. The company is grateful to Mr. Douglas and appreciates his many contributions to the company.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	August 6, 2018 resignation letter of Richard W. Douglas

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE:	August 8, 2018	By: /s/ KAREN E. HARTSFIELD
Karen E. Hartsfield
Senior Vice President, General Counsel
and Corporate Secretary